Exhibit 99.1

NEWS RELEASE

ASHFORD SECURITIES ANNOUNCES CLOSING OF
FIRST INVESTMENT OFFERING PLACING $460 MILLION
DALLAS, February 21, 2023 – Ashford Securities LLC (“Ashford Securities”), a wholly-owned subsidiary of Ashford Inc. (NYSE American: AINC) (“Ashford”), today announced the closing of the offering for the Series E & M Redeemable Preferred Stock of Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar”).
Ashford Securities, as dealer manager for the offering, placed $460 million of the Series E & M Redeemable Preferred Stock Offering.
“We are proud of the platform we have built out over the last three years,” commented C. Jay Steigerwald III, President of Ashford Securities. “The key to our success is the high-quality people we have at Ashford Securities and the confidence of our broker dealer and RIA partners. We look forward to building on the success of the Braemar offering and raising capital for Ashford Hospitality Trust, Inc. (NYSE: AHT) through the issuance of its Series J & K Redeemable Preferred Stock Offering.”
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About Ashford Securities LLC
Ashford Securities, member FINRA/SIPC, is an SEC-registered broker-dealer that is wholly-owned by Ashford and serves as the distributor for investment products within the Ashford group of companies.
About Braemar Hotels & Resorts Inc.
Braemar is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

About Ashford Hospitality Trust, Inc.
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
About Ashford Inc.
Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the closing of the offering and Braemar’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of our control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission (the “SEC”).
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
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